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                                                                   EXHIBIT 24.01

                              POWER OF ATTORNEY
                  WITH RESPECT TO ANNUAL REPORT ON FORM 10-K
                  UNDER THE SECURITIES EXCHANGE ACT OF 1934


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors, individually and collectively, hereby constitute and appoint Allen Born, Helen M. Feeney, and Lawrence B. Frost, and each of them, their true and lawful attorneys and agents to execute and deliver on behalf of any one or more of them, in any one or more of their various capacities as officer or director of the registrant, the Alumax Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any and all required amendments and supplements thereto, for filing with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the undersigned and each of them hereby ratifying and confirming all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, each of the undersigned has signed his or her name hereto on the date set opposite his or her name.



February 6, 1997        /s/ Allen Born
                ------------------------------------------------------------
                        Allen Born, as Chairman, Chief Executive Officer
                        and Director (Principal Executive Officer)



February 6, 1997        /s/ Lawrence B. Frost
                ------------------------------------------------------------
                        Lawrence B. Frost, as Senior Vice President and
                        Chief Financial Officer (Principal Financial Officer)


February 6, 1997        /s/ Michael T. Vollkommer
                ------------------------------------------------------------
                        Michael T. Vollkommer, as Vice President and
                        Controller (Principal Accounting Officer)




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February 6, 1997        /s/ J. Dennis Bonney
                ------------------------------------------------------------
                        J. Dennis Bonney, as Director


February 6, 1997        /s/ Harold Brown
                ------------------------------------------------------------
                        Harold Brown, as Director


February 6, 1997        /s/ L. Don Brown
                ------------------------------------------------------------
                        L. Don Brown, as Director


February 6, 1997        /s/ Pierre Des Marais II
                ------------------------------------------------------------
                        Pierre Des Marais II, as Director


February 6, 1997        /s/ James C. Huntington, Jr.
                ------------------------------------------------------------
                        James C. Huntington, Jr., as Director


February 6, 1997        /s/ W. Loeber Landau
                ------------------------------------------------------------
                        W. Loeber Landau, as Director


February 6, 1997        /s/ Paul W. MacAvoy
                ------------------------------------------------------------
                        Paul W. MacAvoy, as Director


February 6, 1997        /s/ George P. Stoe
                ------------------------------------------------------------
                        George P. Stoe, as Director


February 6, 1997        /s/ Anne Wexler
                ------------------------------------------------------------
                        Anne Wexler, as Director